Exhibit 99.2

AGREEMENT
(Baboon Basin)

This AGREEMENT effective as of November , 2007 (the “Effective Date”) is by and between LEONGATHA MANAGEMENT INC., having its Head Office at Pasea Estae, Portola, British Virgin Islands (“Leongatha”) and ENDEAVOR URANIUM, INC., a Nevada corporation having its executive offices at Denver Place, 999 18th Street, Suite 3000, Denver, Colorado 80202 (“Endeavor”).

RECITALS:

WHEREAS, Leongatha entered into an Assignment Agreement with an independent third party company (INDCO), INDCO is a party to an Agreement of Sale and Assignment (“Agreement of Sale”) with Mayan Minerals Ltd. (“Mayan”) dated July 30, 2007;

WHEREAS, Pursuant to the Agreement of Sale, INDCO received an assignment of all of Mayan’s rights and interests in an Agreement of Sale with Ernest Anderson and David Skidmore and their wives dated July 19, 2007 (the “Anderson/Skidmore Agreement”) - which grants the right to purchase 12 non-patented mineral claims located in Montrose County, Colorado, U.S.A. therein described (the “Anderson/Skidmore Claims”); and

WHEREAS, Pursuant to the Agreement of Sale, INDCO paid Mayan $100,000 - to reimburse Mayan for the One Hundred Thousand Dollars ($100,000) paid by it on the signing of the Anderson/Skidmore Agreement.

NOW THEREFORE, in consideration of the premises, covenants and agreements hereinafter contained, the Parties agree as follows:

A. Leongatha hereby sells, transfers and assigns to Endeavor all of Leongatha’s rights, titles, interests and obligations held or existing pursuant to the Agreement of Sale.

B. In consideration of the assignment contained in Clause 1 Endeavor will pay and deliver to Leongatha:

(a)	Simultaneously with the execution hereof; (i) One Hundred Thousand Dollars ($100,000); and (ii) four million shares (4,000,000) of the Common Stock of Endeavor (the “Shares”).

(b)	Simultaneously with Endeavor giving the election notice referred to in Clause 3 of the Agreement of Sale, the sum of One Million Dollars ($1,000,000).

C.  The Parties acknowledge that if Endeavor gives the election notice anticipated by Clause 3 of the Agreement of Sale, it is obligated and will pay the $2,900,000 required to be paid under the Anderson/Skidmore Agreement to Mr. and Mss. Anderson and Skidmore and the $300,000 required to be paid to Mayan.

ARTICLE I
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended to date (the “Securities Act”). With respect to Leongatha, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Leongatha will be deemed to be an Affiliate of Leongatha.

“Closing” means the closing of the purchase and sale of the shares of the Company’s common stock pursuant to Section 2.1.

“Closing Date” means the day when this Agreement have been executed and delivered by each party thereto to the other, and all conditions precedent to Endeavor’s obligations to pay the Purchase Price have been satisfied or waived and its obligations to deliver the Shares have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Endeavor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means the Shares and sums of $1,000,000 and $2,900,000 payable to Leongatha and Mayan, respectively, as the case may be.

“Regulation S” means Regulation S promulgated by the Commission pursuant to the Securities Act, as such Regulation may be amended from time to time, or any similar regulation or rule hereafter adopted by the Commission having substantially the same effect of such Regulation.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

ARTICLE II
PURCHASE AND SALE

2.1 Closing. On the Closing Date, Endeavor shall purchase from Leongatha all of its rights, title and interest in and to “Anderson/Skidmore Chains” and Endeavor shall issue to Leongatha, the Shares and pay the balance of the Purchase Price to Endeavor and Mayan as required. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices Endeavor or such other location as the parties shall mutually agree.

2.2 Conditions to Closing

. The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

(a) Endeavor shall have delivered or caused to be delivered to Leongatha and Mayan, the sums of $1,300,000 and $2,900,000, respectively, by wire transfer to the accounts specified by each of them in writing to Endeavor:

(i) this Agreement duly executed by Endeavor;

(ii)  at or within 5 business days following the closing, a certificate evidencing the Shares registered in the name of Leongatha; and

(iii)  a certificate from the Endeavor, signed by its authorized officer certifying and attaching copies of the Endeavor’s Constituent Instruments and resolutions of the Board of Directors of Endeavor approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

(b) Leongatha shall have delivered or caused to be delivered to Endeavor the following:

(i) this Agreement duly executed by Leongatha;

(ii) such other and further documents as Endeavor may reasonably request to convey and record the transfer of Anderson Skidmore claims to Endeavor.

(iv)  certificates from Leongatha, signed by its Secretary or Assistant Secretary certifying that the attached copies of the Leongatha Charter, Bylaws, and/or governing documents and resolutions of the Board of Directors of Leongatha approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain in full force and effect.

(c)  All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Endeavor. Endeavor hereby makes the representations and warranties set forth below to Leongatha:

(a)  Organization and Qualification. Endeavor is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Endeavor is not in violation or default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. Endeavor is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of Endeavor, or (iii) a material adverse effect on Endeavor’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)  Authorization; Enforcement. Endeavor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by Endeavor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Endeavor and no further consent or action is required by Endeavor. This Agreement when duly executed by Endeavor and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Endeavor enforceable against Endeavor in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Endeavor is not in violation of any of the provisions of its certificate or articles of incorporation, by-laws or other organizational or charter documents except where such violation could not, individually or in the aggregate, constitute a Material Adverse Effect.

(c)  No Conflicts. The execution, delivery and performance of this Agreement by Endeavor, the issuance and sale of the Shares, the payment of the monetary portion of the Purchase Price and the consummation by Endeavor of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of Endeavor’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Endeavor, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing on Endeavor’s debt or otherwise) or other understanding to which Endeavor is a party or by which any property or asset of Endeavor is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Endeavor is subject (including any securities laws and regulations), or by which any property or asset of Endeavor is bound or affected, or (iv) conflict with or violate the terms of any agreement by which Endeavor is bound or to which any property or asset of Endeavor is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. Endeavor is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other governmental authority or other Person in connection with the execution, delivery and performance by the Endeavor of this Agreement

(e) Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

(f) Capitalization. The capitalization of Endeavor is as described in its most recent periodic report filed with the Commission. Other than as described in the SEC Reports Endeavor has not issued any capital stock since such filing, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Other than securities disclosed in Endeavor’s SEC Reports, if any, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Endeavor is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock except for 10,000,000 shares of its Common Stock in connection with the acquisition of claims similar to the subject matter hereof. The issue and sale of the Shares will not obligate Endeavor to issue shares of Common Stock or other securities to any Person (other than Leongatha) and will not result in a right of any holder of Endeavor securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of Endeavor are validly issued, fully paid and nonassessable, have been issued in compliance with all securities laws, and none of such outstanding shares was issued inapplicable violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of Endeavor or others is required for the issuance and sale of the Shares or the payment of the monetary portion of the Purchase Price. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to Endeavor’s capital stock to which Endeavor is a party or, to the knowledge of Endeavor, between or among any of the Endeavor’s stockholders.

(g) SEC Reports; Financial Statements. Endeavor has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as Endeavor was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Endeavor included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Endeavor and its consolidated subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Changes. Except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Endeavor has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Endeavor’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) Endeavor has not altered its method of accounting, (iv) Endeavor has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Endeavor has not issued any equity securities to any officer, director or Affiliate. Endeavor does not have pending before the Commission any request for confidential treatment of information.

(i) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Endeavor, threatened against or affecting Endeavor, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither Endeavor, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under any securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Endeavor, there is not pending or contemplated, any investigation by any governmental authority involving Endeavor or any current or former director or officer of Endeavor. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Endeavor under the Exchange Act or the Securities Act.

(j) Compliance. Endeavor is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Endeavor), nor has Endeavor received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all laws applicable to its business except in each case as could not have a Material Adverse Effect.

(k) Regulatory Permits. Endeavor possesses all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and Endeavor has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(l)  Title to Assets. Endeavor has good and marketable title in fee simple to all real property owned by it that is material to the business of Endeavor and good and marketable title in all personal property owned by it that is material to the business of Endeavor, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Endeavor and Liens for the payment of any taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Endeavor are held by it under valid, subsisting and enforceable leases of which Endeavor is in compliance.

(m) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of Endeavor and, to the knowledge of the Endeavor, none of the employees of Endeavor is presently a party to any transaction with Endeavor (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge Endeavor, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Endeavor and (iii) for other employee benefits, including stock option agreements under any stock option plan of Endeavor.

(n) Sarbanes-Oxley; Internal Accounting Controls. Endeavor is in and will b in material compliance with all provisions of the United States Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Endeavor maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Endeavor has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Endeavor and designed such disclosure controls and procedures to ensure that material information relating to Endeavor, including its subsidiary, is made known to the certifying officers by others within those entities, particularly during the period in which Endeavor’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. Endeavor’s certifying officers have evaluated the effectiveness of Endeavor’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). Endeavor presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Endeavor’s internal controls (as such term is defined in Regulation SB under the Exchange Act) or, to Endeavor’s knowledge, in other factors that could significantly affect Endeavor’s internal controls.

(o) No Fees. No brokerage or finder’s fees or commissions are or will be payable by Endeavor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Leongatha has no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(p) Registration, Listing and Maintenance Requirements. Endeavor’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and Endeavor has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Endeavor received any notification that the Commission is contemplating terminating such registration. Endeavor has not, in the 12 months preceding the date hereof, received notice from any principal market on which the Common Stock is or has been listed or quoted to the effect that Endeavor is not in compliance with the listing or maintenance requirements of such principal market.

(q) Disclosure. Other than the terms of this Agreement, Endeavor confirms that, other than transactions contemplated by this Agreement, neither Endeavor nor any other Person acting on its behalf has provided Leongatha or its agents or counsel with any information that constitutes or might constitute material, non-public information. Endeavor understands and confirms that Leongatha will rely on the foregoing representations and covenants in acquiring Shares of Endeavor’s Common Stock. All disclosure provided to the Leongatha regarding Endeavor, its business and the transactions contemplated hereby, furnished by or on behalf of Endeavor with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Endeavor acknowledges and agrees that Leongatha makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(r) Tax Status. Endeavor has made or filed all income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Endeavor has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Endeavor know of no basis for any such claim. Endeavor has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any tax of any jurisdiction. None of Endeavor’s tax returns is presently being audited by any taxing authority.

(s) Foreign Corrupt Practices. Neither Endeavor, nor to the knowledge of Endeavor, any agent or other person acting on behalf of Endeavor, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Endeavor (or made by any person acting on its behalf of which Endeavor is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.2 Covenants, Representations and Warranties of Leongatha

Leongatha hereby, represents and warrants to and agrees with Endeavor as follows:

(a) Organization; Authority. Leongatha is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Leongatha of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Leongatha. This Agreement has been duly executed by Leongatha, and when delivered by Leongatha in accordance with the terms hereof, will constitute the valid and legally binding obligation of Leongatha, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Investment Intent. Leongatha understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares. Leongatha is acquiring the Shares hereunder in the ordinary course of its business. Leongatha does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c) Leongatha Status. At the time Leongatha was offered the Shares, it was, at the date hereof it is, and at closing will be either: (i) an institutional “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act; (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act; or (iii) not a “U.S. Person” as defined in Regulation S. Leongatha is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Leongatha. Leongatha, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Leongatha is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Leongatha is not acquiring the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Open Short Position. Leongatha, represents and warrants that as of the date first set forth also, neither it, any of its Affiliates nor any person or entity acting at the direction of Leongatha, holds an open short position in Endeavor’s Common Stock.

(g) No Advice. Leongatha understands that nothing in this Agreement or any other materials presented to Leongatha in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Leongatha has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. In making an investment decision as to whether to purchase the Shares offered hereby, Leongatha has relied solely upon the SEC Reports and the representation and warranties of Endeavor contained herein and has conducted its own due diligence. Leongatha has had the opportunity to ask questions of, and receive answers from, representatives of Endeavor concerning Endeavor and its officers and directors, and all such questions have been asked and answered by Endeavor to the satisfaction of Leongatha.

(h) Solvency. Based on the financial condition of Leongatha as of the Closing Date and after giving effect to the Closing, (i) Leongatha’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of Leongatha’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) Leongatha’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by Leongatha, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of Leongatha, together with the proceeds Leongatha would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. Leongatha does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(i) Leongatha’s rights, titles and interests under the Agreement of Sale are owned by it subject only to the terms of the Agreement of Sale and that all of its rights and interests under the Agreements held by it are free and clear of any liens, charges or encumbrances whatsoever.

(j) Leongatha is unrestricted in its right to sell and assign its interests in the Agreement of Sale to Endeavor.

(k) The Claims covered by the Agreement of Sale are, to the best of its knowledge, information and belief, valid, subsisting and in good standing and free of liens, charges and encumbrances.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with applicable securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to Endeavor or to an Affiliate of Leongatha, Endeavor may require the transferor thereof to provide to Endeavor an opinion of counsel selected by the transferor and reasonably acceptable to Endeavor, the form and substance of which opinion and shall be reasonably satisfactory to Endeavor, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of Leongatha under this Agreement.

(b) Leongatha agrees to the imprinting, so long as is required by this Section 4.1(b), of the following, or a substantially similar, legend on any certificate evidencing the Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE ISSUER TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.2  Non-Public Information. Endeavor covenants and agrees that neither it nor any other Person acting on its behalf will provide Leongatha or its agents or counsel with any information that Endeavor believes constitutes material non-public information, unless prior thereto Leongatha shall have executed a written agreement regarding the confidentiality and use of such information.

ARTICLE V
TERMINATION

Section 5.1

(a)  Termination of Agreement. The Parties may terminate this Agreement as provided below:

(i)  All of the parties may terminate this Agreement by mutual written consent at any time prior to the Closing;

(ii)  Endeavor may terminate this Agreement by giving written notice to Leongatha any time prior to the Closing (A) in the event Leongatha has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Endeavor has notified Leongatha of the breach, and the breach has continued without cure for a period of twenty days after the notice of breach, or (B) if the Closing shall not have occurred on or before December 21, 2007 by reason of the failure of any condition precedent hereof (unless the failure results primarily from Endeavor itself breaching any representation, warranty, or covenant contained in this Agreement); and

(iii)  Leongatha may terminate this Agreement by giving written notice to Endeavor at any time prior to the Closing (A) in the event Leongatha has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Leongatha has notified Endeavor of the breach, and the breach has continued without cure for a period of twenty days after the notice of breach or (B) if the Closing shall not have occurred on or before December 21, 2007, by reason of the failure of any condition precedent hereof (unless the failure results primarily Leongatha themselves breaching any representation, warranty, or covenant contained in this Agreement).

(b)  Effect of Termination. If any Party terminates this Agreement pursuant to Section 5.1(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party.

ARTICLE VI
MISCELLANEOUS

6.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.2 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of; (a) three business days following the date of mailing, if sent by an internationally recognized overnight courier service, or (b) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the preamble hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Endeavor and Leongatha or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Endeavor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Leongatha. Leongatha may assign any or all of its rights under this Agreement to any Person to whom Leongatha assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to “Leongatha” and as opinion of counsel satisfactory to the Endeavor is provided, that states that such transfer complies with the Securities Act.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of Nevada, without regard to the principles of conflicts of law thereof. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, of the Shares.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Endeavor shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Endeavor of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

6.13 Monetary References. All dollar references herein are to U.S. Dollars.

IN WITNESS WHEREOF the Parties have executed this Agreement under the hands of their duly authorized Officers.

LEONGATHA MANAGEMENT INC.			ENDEAVOR URANIUM, INC.

By:	/s/ Luis A.Davis & /s/ Pamela Hall		By:	/s/ Marvin Mitchell
	Luis A.Davis & Pamela Hall			Marvin Mitchell, President

PROVINCE OF BRITISH COLUMBIA		)
)ss.
COUNTY OF VANCOUVER		)

On this 16th day of November in the year 2007, before me, a Notary Public in and for said Province of British Columbia, personally appeared Marvin Mitchell who is the President of Endeavor Uranium, Inc., a Nevada corporation, personally known (or proved) to me to be the person who executed the above instrument, and acknowledged to me that he executed the same for purposes stated therein.

/s/ Carl R. Jonsson
Carl R. Jonsson, Notary Public	Notary Public in and for the Province
1710-1177 West Hastings Street	of the British Columbia. My
Vancouver, B.C., Canada V6E 2L3	appointment does not expire and is
of unlimited duration.

STATE OF	)
)ss.
COUNTY OF	)

On this ______ day of November in the year 2007, before me, a Notary Public in and for said State, personally appeared _____________________ who is the ______________________ of LEONGATHA MANAGEMENT INC., a limited liability company, personally known (or proved) to me to be the person who executed the above instrument, and acknowledged to me that he executed the same for purposes state therein.

Notary Public